UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 25, 2005 Date of Report (Date of earliest event reported)

SYCAMORE NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-27273	04-3410558

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Mill Road Chelmsford, MA 01824
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (978) 250-2900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition.

On August 26, 2005, the Registrant reported that the Board of Directors of the Registrant had determined that the Registrant’s financial statements for fiscal years 2000 through 2004 should be restated to reflect the effects of certain additional non-cash stock compensation expense, and that, accordingly, the Registrant’s financial statements for fiscal years 2000 through 2004 and subsequent periods should no longer be relied upon. The press release announcing the foregoing information is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Subsequently, on August 31, 2005, the Registrant’s Board of Directors determined that the previously issued financial statements for fiscal year 2005 interim periods should be restated and should no longer be relied upon. The restatement of the Registrant’s financial statements will not have any impact on the Registrant’s historical revenues, cash or non-stock option related expenses for any prior periods.

The information contained herein in Item 2.02 and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing. The information in this Item 2.02, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 4.02(a): Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 25, 2005, and subsequently on August 31, 2005, upon management’s recommendation, the Registrant’s Board of Directors determined that Registrant’s financial statements for fiscal years 2000 through 2004 and for the previously issued fiscal year 2005 interim periods should be restated to reflect the effects of additional non-cash stock compensation expense resulting from certain identified stock options granted during calendar years 1999 to 2001 that were erroneously accounted for. The Registrant’s decision to restate these financial statements was based on the findings of an independent investigation into the Registrant’s stock option accounting that was conducted under the direction of the Audit Committee of its Board of Directors. The independent investigation identified the following stock options that were erroneously accounted for: (i) six new employee stock option grants in which employment start date records were deliberately modified and six existing stock option grants that were deliberately cancelled and reissued, in both cases, to provide a lower exercise price for these stock options, (ii) during the investigation, the Registrant reviewed the records supporting the April 14, 2000 broad based stock option grant program and noted that it appeared that the number of options granted likely was not ultimately determined until April 26, 2000, (iii) three stock option grants that continued to vest following a change in employment status without the Registrant recording an appropriate corresponding stock compensation charge, and (iv) one stock option grant that was improperly accounted for due to an inadvertent recording error. The employees directing the stock option program in the period from 1999-2001 are no longer with the Company.

In connection with the preparation of the Registrant’s amended Form 10-K/A for fiscal year ended July 31, 2004, the Registrant determined the pro-forma disclosures for stock based compensation expense under Statement of Financial Accounting Standards No. 123 (SFAS 123) included in Notes to its previously issued Form 10-K for fiscal years ended July 31, 2001, 2002, 2003, 2004 and interim periods ended January 29, 2005 were in error. Specifically, the errors related to the calculation of the effect of a stock option exchange program that took place on June 20, 2001. This error does not have any impact on the Registrant’s historical revenues, cash or non-stock option related expenses for any prior periods.

On August 25, 2005, and subsequently on August 31, 2005, the Board of Directors determined that the Registrant’s financial statements and related notes for fiscal years 2000 through 2004 and subsequent interim periods in fiscal 2005 should no longer be relied upon. The Registrant intends to file, as soon as practicable, a Form 10-K/A for the fiscal year ended July 31, 2004 which will include restated financial statements for fiscal years 2004, 2003 and 2002 and in addition will include the restatement of selected financial data for fiscal years 2001 and 2000. In addition, the Registrant will file a Form 10-Q/A for the first and second quarter of fiscal 2005 restating the financial statements for such periods.

The Audit Committee and management of the Registrant have discussed the matters associated with the restatement and disclosed in this Current Report on Form 8-K with PricewaterhouseCoopers LLP, the Registrant’s independent registered public accounting firm.

As a result of the investigation’s findings and the Registrant’s subsequent analysis, the Registrant determined that a control deficiency existed with respect to its financial reporting related to stock option accounting. The control deficiency will result in the restatement of the Registrant’s consolidated financial statements for the fiscal years ended July 31, 2004, 2003, 2002, and in addition will include the restatement of selected financial data for fiscal years 2001 and 2000. The Registrant will also file a Form 10-Q/A for the first and second quarter of fiscal 2005 restating the financial statements for such periods. Accordingly, the Registrant has concluded that its disclosure controls and procedures were not effective and this control deficiency constituted a material weakness as of July 31, 2004 and through April 2005. A material weakness is a control deficiency or combination of control deficiencies that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

To address the findings of the investigation and the determination of the existence of a material weakness in the Registrant’s internal controls related to stock option accounting, the Registrant implemented a series of remedial actions during the fourth quarter of fiscal year 2005, including a) an improved process to certify employee start dates, b) the stock administration group no longer has system administrator access to the Registrant’s stock option database, and c) a resolution of the Compensation Committee of the Board of Directors rescinding previously delegated power for executive officers to authorize broad based stock option grants. These actions were in addition to an organizational change that took effect in July 2003, in which the stock administration function was placed under the direct supervision of the corporate controller. Management believes that these corrective actions, taken as a whole, have mitigated the material weakness described above.

Item 8.01: Other Events.

In addition to the items set forth above, the press release issued by the Registrant on August 26, 2005, reported that the previously reported independent investigation into the Registrant’s historic stock option accounting conducted under the direction of the Audit Committee of the Board of Directors is now complete. The press release also reported that the restatements to the Registrant’s financial statements referred to in Item 4.02(a) above, will not have any impact on the Registrant’s historical revenues, cash or non-stock option related expenses for any prior periods. The press release concerning these events is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01: Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release of the Registrant, dated August 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sycamore Networks, Inc.

/s/ Richard J. Gaynor

Richard J. Gaynor Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)

Dated: August 31, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Registrant, dated August 26, 2005.